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First Amendment to
Supply and Distribution Agreement

This First Amendment to the Supply and Distribution Agreement (“First Amendment”) is made as of February 27, 2013 (“First Amendment Effective Date”) by and between Life Technologies Corporation, a Delaware corporation with offices at 5791 Van Allen Way, Carlsbad, CA 92008 (“LTC”) and Cellular Dynamics International, Inc., a Wisconsin corporation having a place of business at University Research Park, 525 Science Drive, Suite 200, Madison, Wisconsin 53711 (“CDI”). LTC and CDI are sometimes referred to individually as a “Party” or collectively as “Parties”.

WHEREAS, LTC and CDI previously entered into that certain Supply and Distribution Agreement, dated June 12, 2011 (“Agreement”); and

WHEREAS, LTC desires to commercialize a certain cell culture media formulation using the name “Essential 6,” which is a name to which CDI claims certain rights to as a Trademark (as defined in the Agreement) when used in connection with cell culture media; and

WHEREAS, in order to accomplish the above objectives and address certain other changes, the Parties desire to implement certain modifications to the Agreement under this First Amendment as set forth herein.

NOW THEREFORE, in consideration of the mutual obligations in this First Amendment and for other good consideration, the receipt and sufficiency of which are acknowledged, the Parties hereby agree as follows:

1.General. This First Amendment amends the Agreement. Except as expressly set forth in this First Amendment, all terms and conditions of the Agreement shall remain in full force and effect. Capitalized terms used in this First Amendment shall have the meaning ascribed to them in the Agreement unless expressly indicated otherwise.
2.Additions to Section 1. Section 1 is hereby amended to add the following subsections set forth below:
“1.20.    “Essential 6” means a name to which CDI claims certain rights to as a Trademark in connection with cell culture media.
1.21.    “Kit” means a product that contains one or more components that if sold as stand-alone items would constitute Licensed Products, and other components that are active ingredients and if sold as stand-alone items would not constitute Licensed Products.
1.22.    “Licensed Product” means cell culture media sold by LTC under the name “Essential 6” (including Kits that contain cell culture media where such

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media is sold under the name Essential 6). For clarity, E8 Media and E8 Kits shall not be considered Licensed Products.
1.23.    “Net Sales” means
(a)    Except as specified in subparagraph (b)or (c) of this Section, the gross receipts of LTC and its Affiliates from the sale of Licensed Products less deductions for (i) import, export, excise, sales, value added and use taxes, custom duties, freight and insurance invoiced to and/or paid by the purchaser of such Licensed Products and/or Services; (ii) trade discounts customarily and actually allowed (other than advertising allowances, and fees or commissions to LTC’s employees); and (iii) credits for returns, allowances or trades, actually granted.
(b)    If, in the performance of a Service, a Licensed Product is consumed, the Net Sales of such Service shall be determined solely from such use or consumption of such Licensed Product. Use or consumption of a Licensed Product by LTC or its Affiliates in the performance of said Service shall constitute a Third Party sale of said Licensed Product. Net Sales in respect of such Services shall be calculated as the average selling price of like quantities of said Licensed Products sold in the United States during the reporting period in which such Licensed Product was used or consumed in the performance of such Services. The gross revenues from the sale of such Services shall not be included in the determination of Net Sales.
(c)    For Kits, Net Sales for each such Kit shall be calculated by subtracting the deductions provided for in Sub-paragraph (a) above from the gross receipts of LTC and its Affiliates from the sale of each such Kit, and then multiplying the remainder by the fraction A over B, where A is the published list price of the Licensed Product sold as a standalone product in the United States during the applicable reporting period, and B is the published list price of the Kit sold in the United States in the same reporting period. If one or more components of any such Kit which would be Licensed Products if sold alone are not sold as standalone products, A shall have the value equal to the number of components which would be Licensed Products if sold as standalone products, and B shall be equal to the total number of components in the Kit, but not greater than four (4).
(d)    LTC’s transfer of Licensed Products and/or Services to its Affiliates for subsequent resale shall not constitute sale to Third Parties.
(e)    There shall be no imputed revenues from promotional free samples, free goods, or other marketing programs whereby Licensed Products and/or Services are provided free of charge to induce sales that are reasonable in quantity and occur in the ordinary course of business.

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1.24.    “Service” shall mean a fee-for service activity in the performance of which a Licensed Product is employed.”
3.Section 10.4(d). Section 10.4(d) shall be amended by adding the following sentence in between the first and second sentence of Section 10.4(d):
“All use by LTC of the Trademarks shall inure to the benefit of CDI.”
4.Section 10.4(f) and 10.4(g). Sections 10.4(f) and (g) of the Agreement is hereby amended and restated in its entirety as follows:
“(f)    LTC shall not, following the end of the Term or other termination of this Agreement at any time for any reason whatsoever, use, any of the Trademarks without the prior consent of CDI or pursuant to this Section 10.4(f). LTC and CDI agree that upon the expiration of the Term or the earlier termination thereof pursuant to Section 9.4 to enter into a trademark license agreement to license the trademarks “Essential 8,” “Essential 6” and “Cellular Dynamics International” on a non-exclusive basis with terms substantially similar to Sections 10.4 and 10.5, that includes a royalty rate of not greater than (****)% of the net sales of Licensed Products, E8 Media and E8 Kits sold by LTC, and any other standard terms as the parties may mutually agree.
(g)    LTC further agrees not to affix any Trademark to products other than the Licensed Products, Kits, E8 Media and the E8 Kits without the prior consent of CDI or to expressly allow the removal or defacement of the Trademarks from the Licensed Products, Kits, E8 Media or the E8 Kits.”
5.New Subsection Section 10.4(h). Section 10.4 of the Agreement is hereby amended to add a new subsection ‘(h)’ as follows:
“(h)    During the Term, CDI grants LTC an exclusive license to use the name “Essential 6” (including with CDI’s logo on a non-exclusive basis) for the promotion, advertisement, marketing and sale of Licensed Products and Services in the Field and Territory; provided that LTC pays the agreed upon royalty set forth in Section 7.5 hereof; and except that CDI reserves the right to use the name “Essential 6” for CDI’s own promotional, advertising, marketing and sale purposes. LTC’s use of the Trademarks and logo shall be in accordance with CDI’s Trademark usage guidelines provided to LTC by CDI from time to time during the Term.”
6.New Subsection Section 10.4(i). Section 10.4 of the Agreement is hereby amended to add a new subsection ‘(i)’ as follows:
“(i)    Notwithstanding anything to the contrary in this Agreement, CDI hereby acknowledges and agrees that except for the use of the word “Essential” in connection with (i) the sale of Licensed Products during the Term and (ii) the sale of Licensed Products, E8 Media and/or E8 Kits after the Term, LTC is free to use the word “Essential” in connection with the marketing, promotion and sale of any other products and services without any obligation to CDI.”

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7.Section 10.5. Section 10.5 of the Agreement is hereby amended and restated in its entirety as follows:
“10.5.    Quality Control and the Right to Inspect the Licensed Product and E8 Media sold by LTC to Third Parties. In addition to the rights granted in Section 4.4, CDI shall have the right, upon notice to and consent by LTC, which consent shall not be unreasonably withheld, to inspect any E8 Media intended for sale to Third Parties by LTC to ensure compliance with the Specifications and to contact LTC’s customers from time to time during the Term, solely for the purpose of monitoring the quality of the E8 Media sold by LTC with the Trademarks. CDI shall also have the right, upon reasonable notice to inspect any Licensed Product intended for sale to Third Parties by LTC, and to contact LTC’s customers, with LTC’s consent, solely for the purpose of monitoring the quality of the Licensed Products sold by LTC with the Trademarks.”
8.New Subsection 7.5. Section 7 is hereby amended to add new subsections 7.5 and 7.6 as follows:
“7.5.    Royalty. As consideration for rights to LTC to use the name “Essential 6” and CDI’s logo in connection with the sale of Licensed Products, LTC shall pay CDI a royalty of (****) percent ((****)%) on the net sales of Licensed Products during the Term.
7.6.    Royalty Stacking. If LTC is a party to a license agreement with any Third Party, which license is employed in the manufacture, use and/or sale of a Licensed Product or performance and/or sale of a Service, LTC may reduce the royalty rate applicable hereunder by (****)% for each (****)% of royalty rate payable to such Third Party; provided, however, that in no event will the royalty rate otherwise due to CDI be reduced to less than (****)% of the royalty rate otherwise owed to CDI hereunder. If such other license includes a royalty stacking provision of like intent to this Section, the royalty rate reduction provided for in this Section will be calculated as if such provision in such other license were absent. For clarification, this Section 7.6 shall apply only during the Term and shall not apply after the Term pursuant to any subsequent trademark license agreement entered into in accordance with Section 10.4(f).”
9.Exhibit D. Exhibit D of the Agreement is hereby amended and restated in its entirety as set forth in Schedule 1, attached hereto.
10.Counterparts. This Amendment may be signed in two or more counterparts, all of which together shall constitute one and the same Amendment, binding on the Parties as if each had signed the same document. Facsimile or pdf signatures shall be deemed original signatures hereunder.
11.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of laws provisions.
Signature Pages Follow

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IN WITNESS WHEREOF, authorized representatives of the parties have executed this First Amendment to be effective as of the First Amendment Effective Date.

LIFE TECHNOLOGIES CORPORATION	CELLULAR DYNAMICS
INTERNATIONAL, INC.

By: /s/ Traci Libby	By: /s/ Christopher Parker
Name: Traci Libby	Name: Christopher J. Parker
Title: Director, Corporate Development	Title: Chief Commercial Officer
Date: 2-27-2013	Date: 2/27/2013

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Schedule 1
EXHIBIT D
CDI TRADEMARKS
iCell

iCell Essential 8

Essential 8

Cellular Dynamics International

Essential 6

9272530_1

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.